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                                                                   Exhibit 10.17


                                 THIRD AMENDMENT

This Third Amendment is entered and made as of this 17th day of October, 2002 (the "Amendment") as an amendment to the Service Agreement dated as of November 11, 1997, by and between US Airways, Inc. ("US Airways") and Mesa Airlines, Inc. as amended ("MesaJet" or "Mesa") (the "Agreement").

                                   WITNESSETH:

WHEREAS, US Airways and MesaJet have entered into the Agreement; and

WHEREAS, US Airways and MesaJet have entered into the First Amendment to the Agreement dated as of November 24, 1999 (the "First Amendment"); and

WHEREAS, US Airways and MesaJet have entered into the Second Amendment to the Agreement dated as of October 6, 2000 (the "Second Amendment"); and

WHEREAS, MesaJet has entered into a Consent Agreement dated as of October 6, 2000;

WHEREAS, US Airways and MesaJet desire to amend certain provisions of the Agreement;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for good and valuable consideration, the receipt and sufficiency of which is acknowledged, US Airways and MesaJet hereby agree as follows:
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         1. ARTICLE 2.1 is hereby deleted in its entirety and replaced with the following:

"2.1     At all times during the term of this Agreement and any amendment or extension thereof, MesaJet will schedule and operate US Airways Express air transportation service between various domestic city-pairs (hereinafter referred to as "the Service") using up to * seat jet aircraft (hereinafter referred to as "the Aircraft"). The city-pairs from which the air transportation services are to be provided by MesaJet pursuant to this agreement will be selected by US Airways in its sole discretion. US Airways may, * days' advance written notice to MesaJet, designate changes in the following: city-pairs served, aircraft routings, or flight frequencies."

         2. Exhibit 2.1 shall be deleted in its entirety.

         3. The first sentence of ARTICLE 2.2 is hereby deleted in its entirety and replaced with the following:

"2.2     The Aircraft will have the capacities and payloads the same as those of the Aircraft performing the Service as of the date of this Amendment, unless established otherwise by mutual agreement."

         2. Exhibit 2.2 shall be deleted in its entirety.

         3. ARTICLE 5 is hereby deleted in its entirety and replaced with the following:

"ARTICLE 5                 COMPENSATION FOR SERVICES

SECTION 5.1 PRICING MODEL DESCRIPTION

US Airways and MesaJet have developed a certain invoicing model, hereinafter referred to as "the Pricing Model" and set forth in Exhibit 5.1, which, in addition to US Airways' requirement in Section 5.12, will be used to determine the full and total compensation to be paid by US Airways for city-pairs flown by the Aircraft pursuant to this Agreement.


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The Pricing Model is a Microsoft Excel spreadsheet application that calculates the amounts due to/from MesaJet based on defined variables and flight activity of the Aircraft in a particular billing month. The Pricing Model inputs are set into three categories, *, and are collectively referred to as the Pricing Model Variables.

For any given billing month, the Pricing Model will be used to calculate * "*" and the Pricing Model will be used to calculate * "*".

SECTION 5.2 MONTHLY PRICING MODEL VARIABLES

Monthly Pricing Model Variables will refer to the Pricing Model Variables that change from month to month based on *. Examples of support resources are *. Descriptions of the Monthly Pricing Model Variables and the conditions under which the variable may change are presented below and in Exhibit 5.1.

(a) The "Active RJ - US" variable set forth in Exhibit 5.1 for a given month shall mean the number of the Aircraft, * flown in the Service, available, by mutual agreement, for scheduled service in a billing month. For any changes to the number of Aircraft under this Agreement, Mesa shall notify and US Airways shall confirm the number of Aircraft available to schedule * days before the billing month. When an Aircraft is placed into service in the middle of a billing month, the Active RJ - US variable shall be calculated by *.

(b) The "Spare RJ - US" variable set forth in Exhibit 5.1 for a given month shall mean the number of * Aircraft assigned, by mutual agreement, as a spare aircraft in the billing month. Mesa shall notify and US Airways shall confirm the Aircraft identified as a spare aircraft * days before the billing month. In addition, each month, Mesa shall provide US Airways with a schedule of planned maintenance events or other out of service time for the Aircraft over the next * period. When a spare aircraft is assigned in the middle of a billing month, the Spare RJ - US variable shall be calculated by the


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number of available aircraft days with respect to the Aircraft as a spare aircraft divided by the number of days in the month.

(c) The "Total RJ - US" variable set forth in Exhibit 5.1 for a given month shall mean the sum of the Active RJ - US variable and the Spare RJ - US variable.

(d) The "Total RJ - Mesa" variable set forth in Exhibit 5.1 for a given month shall mean the number of *, or such other regional jet aircraft flown by Mesa either in the Service or on behalf of itself or another air carrier, in the billing month. When such aircraft is placed into service in the middle of a billing month, the Total RJ - Mesa variable shall be calculated *.

(e) The "Block Hours" variable set forth in Exhibit 5.1 for a given month shall mean the block hours for actual revenue flights operated in the Service under the terms of this Agreement in the billing month. For the purpose of developing a Pre-Bill Invoice, the Block Hours variable shall be equal to *.

(f) The "Revenue Passengers" variable set forth in Exhibit 5.1 for a given month shall mean the actual number of enplaned US Airways Express passengers on the Aircraft in the billing month. For the purpose of developing a Pre-Bill Invoice, the Revenue Passengers variable shall be calculated by *.

(g) The "Departures" variable set forth in Exhibit 5.1 for a given month shall mean the actual revenue departures operated in the Service under the terms of this Agreement in the billing month. For the purpose of developing a Pre-Bill Invoice, the Departures variable shall be equal to *.

(h) The "RPMs" variable set forth in Exhibit 5.1 for a given month shall mean the actual number of US Airways Express revenue passenger miles (RPMs) produced in the billing month by the Aircraft in the Service. For the purpose of developing a Pre-Bill Invoice, the RPMs variable shall be calculated by *.


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(i)      The "Crew Ratio - Pilots" variable set forth in Exhibit 5.1 for a given month shall be calculated by dividing *. The total number of ERJ-145 (and/or CRJ-200, if applicable) pilots shall be determined by selecting pilots who meet one of the four (4) criteria below from the pilot crew bid roster from the fifteenth (15th) day of the billing month. Mesa agrees to provide to US Airways the crew bid roster for the billing month. For the purpose of developing a Pre-Bill Invoice, the Crew Ratio - Pilots variable shall be equal to the prior month's ratio. Note that the Pricing Model applies a formula to adjust the Crew Ratio - Pilots if it is greater than *.

         1) Captains who are non-management line holding pilots qualified as Captains for the Aircraft in the Service.

         2) First Officers who are non-management line holding pilots qualified as First Officers for Aircraft in the Service.

         3) Pilots who are in training for Captain positions for Aircraft in the Service.

         4) Pilots who are in training for First Officer positions for Aircraft in the Service.

Notwithstanding the above, for the billing months of June 2002 to January 2003, the Crew Ratio - Pilots will be fixed at *. In January 2003, US Airways and Mesa will jointly review the crew ratio based on optimized Bornemann crew schedule and practical allocation of crew bases against the March 2003 published flight schedule, and will establish a revised Crew Ratio - Pilots in good faith which is based on such joint review. If the parties can not reach agreement as to a new fixed Crew Ratio - Pilots based on such joint review, the parties agree to use *.

(j) The "Crew Ratio - Flight Attendants" variable set forth in Exhibit 5.1 for a given month shall be calculated by *. Mesa agrees to provide the flight attendant crew bid schedule for the crew bid closest from the fifteenth (15th) day of the billing month as well as the number of aircraft requires a flight attendant or flight attendants by the FAA. Note that if an aircraft requires more than one flight attendant then the block hours will be weighted accordingly. Note also that the Pricing Model applies a formula to adjust the Crew Ratio - Flight Attendants if it is greater than *.


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Notwithstanding the above, for the billing months of June 2002 to January 2003, the Crew Ratio - Flight Attendants will be the lower of *. In January 2003, US Airways and Mesa will jointly review the crew ratio based on optimized Bornemann crew schedule and practical allocation of crew bases against the March 2003 published flight schedule, and will establish a revised Crew Ratio - Flight Attendants in good faith which is based on such joint review. If the parties can not reach agreement as to a new fixed Crew Ratio - Flight Attendants based on such joint review, the parties agree to use *.

(k) The "Number of Maintenance Bases" variable set forth in Exhibit 5.1 for a given month shall mean *.

(l) The "Spare Parts Value - US" variable set forth in Exhibit 5.1 for a given month shall mean *. For the purposes of developing a Pre-Bill, the Spare Parts Value - US variable shall be set at the most recent month's actual amount.

(m) The "Owned Engine Value - US" variable set forth in Exhibit 5.1 for a given month shall mean the *. When an engine is assigned in the middle of a billing month, the Owned Engine Value - Total RJ - Mesa variable shall be calculated by *. For the purposes of developing a Pre-Bill, the Owned Engine Value - US variable shall be set at the most recent month's actual amount.

(n)      The "Leased Engine Costs Per Month - US" variable set forth in Exhibit
5.1 for a given month shall mean *. When an engine is assigned in the middle of a billing month, the Leased Engine Costs Per Month - US variable shall be calculated by the number of days the engine was available days divided by the number of days in the month. For the purposes of developing a Pre-Bill, the Leased Engine Costs Per Month - US variable shall be set at the most recent month's actual amount.

(o)      The "RJ Consignments Cost Per Month - US" variable set forth in Exhibit
5.1 for a given month shall mean *. For the purposes of developing a Pre-Bill, the ERJ Consignments Cost Per Month - US variable shall be set at the most recent month's actual amount.


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(p)      The "Aircraft Ownership Cost Per Month" variable set forth in Exhibit
5.1 for a given month shall mean *. Mesa agrees to provide an aircraft ownership schedule as shown in Exhibit 5.1. For the purposes of developing a Pre-Bill, the Aircraft Ownership Cost Per Month variable shall be set at the most recent month's actual amount plus an estimate for any additional aircraft.

SECTION 5.3 MONTHLY PASS-THROUGH COST VARIABLES

Monthly Pass-Through Cost Variables will refer to the Pricing Model Variables that change from month to month based on actual costs incurred by the MesaJet operation. Mesa will provide invoices to support the Monthly Pass-Through Costs and will be reimbursed accordingly. Examples include *. Descriptions of the Monthly Pass-Through Costs variables and the conditions under which the variable is changed is presented below and in Exhibit 5.1.

(a) The "Hull Insurance Per Aircraft" variable set forth in Exhibit 5.1 for a given month shall mean the *. The insured value of the aircraft shall be *. Mesa agrees to provide a schedule of hull insurance by aircraft as shown in
Exhibit 5.1.

(b) The "Property Tax Per Aircraft" variable set forth in Exhibit 5.1 for a given month shall mean *. Mesa agrees to provide the property tax rate that will be applicable in a calendar year and has been validated by Mesa's auditor.

(c) The "Fuel Cost" variable set forth in Exhibit 5.1 for a given month *. Any fuel costs in excess of * per gallon shall be paid directly by US Airways. Mesa agrees to provide the invoices that support the fuel costs. For the purposes of developing a Pre-Bill, the fuel cost shall be calculated by *.

e) The "Oil Cost" variable set forth in Exhibit 5.1 for a given month shall mean the *. Mesa agrees to provide the invoices that support the oil cost. For the purposes of developing a Pre-Bill, the oil cost will be calculated by *.


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(f)      The "Catering Cost" variable set forth in Exhibit 5.1 for a given month shall mean *. Mesa agrees to provide the invoices that support the catering costs. For the purposes of developing a Pre-Bill, the catering cost shall be calculated by multiplying the most recent month's actual catering cost per passenger by the Revenue Passengers.

(g) The "Pax Liability Cost" variable set forth in Exhibit 5.1 for a given month shall mean the actual passenger liability insurance cost for MesaJet Revenue Passengers enplaned on the Aircraft in the Service for that billing month. For the purposes of developing a Pre-Bill, the passenger liability cost shall be calculated by *.

(h) The "Landing Fees" variable set forth in Exhibit 5.1 for a given month shall mean *. Mesa agrees to provide the invoices that support the landing fee costs. For the purposes of developing a Pre-Bill, the Landing Fees variable shall be calculated by *.

SECTION 5.4 SET PRICING MODEL VARIABLES

Set Pricing Model Variables will be defined as *. *. Descriptions of the Set Pricing Model Variables and the conditions under which the variable is changed are presented below and in Exhibit 5.1.

(a) The "CPI Adjustment" variable set forth in Exhibit 5.1 shall mean the consumer price index (CPI) adjustment that is reset once a year on November 11th and is calculated by dividing the current year CPI as reported by the Bureau of Labor Statistics to the CPI reported in November of 1999.

(b) The "Annual Wages Per Crew -- Pilot" variable set forth in Exhibit 5.1 for a given month shall mean * per year, based on a captain rate of * per block hour and a first officer rate of * per block hour and assuming * block hours per crew per year. The base amount shall be adjusted when Mesa's pilot contract wage scales are changed. *. *.


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(c)      The "Benefits As A Percent of Wages" variable set forth in Exhibit 5.1 for a given month shall mean *.

(d) The "Per Block Hour -- Pilots" variable set forth in Exhibit 5.1 for a given month shall mean *. *.

(e) The "Add'l Per Bhr -- Pilots > 12 AC" variable set forth in Exhibit 5.1 for a given month shall mean *. The base amount shall be changed by mutual agreement *. Note the Add'l Per Block Hour -- Pilots > 12 AC variable applies to block hours generated by aircraft number *. The block hours generated by aircraft number *.

(f) The "Annual Wages Per FA" variable set forth in Exhibit 5.1 for a given month shall mean *. *. The adjustment amount will be determined by *. The adjustment percentage is the percent increase or decrease of the average annual wage in the new contract for a flight attendant with the weighted average seniority of the flight attendant population at the time of the adjustment.

(g) The "Cost Per FA Training" variable set forth in Exhibit 5.1 for a given month shall mean *. The base amount shall be adjusted each year on November 11th by *.

(h) The "Per Block Hour Driven -- FA" variable set forth in Exhibit 5.1 for a given month shall mean the base amount of *. The base amount shall be adjusted each year on November 11th by *.

(i) The "Mtx Per Block Hour" variable set forth in Exhibit 5.1 for a given month shall mean *. The base amount shall be adjusted each year on November 11th by *.

(j) The "Mtx Per Cycle" variable set forth in Exhibit 5.1 for a given month shall mean the base amount *. *.

(k)      The "Cost Per Maintenance Base Per Month" variable set forth in Exhibit
5.1 for a given month shall mean the *. The base amount shall be adjusted each year on


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November 11th by *. Mesa shall reduce the Cost per Maintenance Base per Month in an amount equal to *.

(l)      The "G/A Per Active Aircraft Per Month" variable set forth in Exhibit
5.1 for a given month shall mean the base amount of *. *.

(m) The "G/A Per Pilot Per Month" variable set forth in Exhibit 5.1 for a given month shall mean the base amount of *. The base amount shall be adjusted each year on November 11th by *. Note the pilots assigned to each entity is calculated by *.

(n)      The "Crew RON Per Active Aircraft Per Day" variable set forth in
Exhibit 5.1 for a given month shall mean *. The base amount shall be adjusted each year on November 11th by *.

(o) The "Dispatch Per Departure" variable set forth in Exhibit 5.1 for a given month shall mean the base amount *. The base amount shall be adjusted each year on November 11th by multiplying *.

(p)      The "Indirect G/A Per Total Aircraft Per Month" variable set forth in
Exhibit 5.1 for a given month shall mean the base amount of * for *. The base amount shall be adjusted each year on November 11th by *.

(q) The "Mesa Profit as a Percent of Total" set forth in Exhibit 5.1 for a given month shall mean *.


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SECTION 5.5 DELIVERY OF PRE-BILL INVOICE PRICING MODEL VARIABLES

Mesa agrees to provide the Pricing Model Variables to US Airways ten days prior to the first day of each month for the purpose of validating the inputs to be used to prepare the Pre-Bill Invoice.

SECTION 5.6 REVIEW OF PRE-BILL INVOICE PRICING MODEL VARIABLES

Upon receipt of the Pricing Model Variables, US Airways will review the Pricing Model Variables for reasonability. If any Pricing Model Variable is missing or determined by the US Airways to be unreasonable, then US Airways will request, in writing, further support for the "challenged" variable. *. Such "substitute" variables will be reported to Mesa within one business day of their calculation.

SECTION 5.7 CALCULATION OF PRE-BILL INVOICE

Mesa agrees to prepare the Pre-Bill invoice using the Pricing Model Variables as adjusted per Section 5.6 above and provide the Pricing Model Exhibit 5.1 and related support schedules with each invoice.

SECTION 5.8 PAYMENT OF PRE-BILL INVOICE

US Airways will pay the Pre-Bill Invoice, *, by wire transfer on the first business day of the billing month provided the Pricing Model Variables were received by US Airways ten days prior to the first business day of the month per
Section 5.5 above. * will be paid on a Friday or the last business day of each week in the amount of the following week's projected * from * or applicable vendor as approved by US Airways. A payment will not be made when the fuel invoice from * or applicable vendor has no scheduled payment in the following week.


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SECTION 5.9 DELIVERY OF FINAL INVOICE PRICING MODEL VARIABLES

Mesa agrees to provide Pricing Model Variables and supporting invoices for each Monthly Pass-Through Cost Variable to US Airways no later than one hundred twenty (120) days after the end of the billing month for the purpose of preparing the Final Invoice. Since the statistics and fuel costs for a given month are expected to be available less than thirty (30) days after the end of a billing month, a "Statistical True-up" shall be calculated using the Pre Bill invoice input variables except for actual statistics and fuel costs and settled in the next billing month.

SECTION 5.10 REVIEW OF FINAL INVOICE PRICING MODEL VARIABLES

Upon receipt of the Pricing Model Variables and Monthly Pass-Through Cost Variable supporting invoices, US Airways will review the Pricing Model Variables for reasonability. For example, US Airways will verify the statistics provided by Mesa using the US Airways statistical database. If any Pricing Model Variable is missing or determined by US Airways to be unreasonable, US Airways will request, in writing, further support for the "challenged" variable. The challenged variable must be must be at least * different from the most recent accepted value. If US Airways reviews the additional support of the "challenged" variable and continues to consider the variable unreasonable, a "substitute" variable which will be no greater than the most recent month's validated amount will be substituted for the "challenged" variable. Such "substitute" variables will be reported to Mesa within one business day of their calculation and prior to payment of the Final Invoice. Disputes regarding "challenged" variables will be resolved following the procedures described in Article 15 of the Agreement.


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SECTION 5.11 CALCULATION OF FINAL INVOICE

Mesa agrees to prepare the Final Invoice using the Pricing Model Variables as adjusted per Section 5.10 above. The amount calculated by the Pricing Model final input will be compared to the amount paid in the Pre-Bill Invoice. If the amount calculated by the Pricing Model with the final input variables is greater than the amount paid in the Pre-Bill Invoice, then the difference will be due to Mesa. If the amount calculated by the Pricing Model with the final input variables is less than the Pre-Bill Invoice, then the difference will be due to US Airways.

SECTION 5.12 REIMBURSED EXPENSES

US Airways and Mesa recognize that certain expenses that are the responsibility of US Airways will be paid by Mesa each month and that Mesa will be reimbursed by US Airways for these expenses. In order to be reimbursed for these expenses, Mesa must submit an invoice with supporting documentation for each item within one hundred twenty (120) days of the billing month to US Airways. Examples of reimbursed expenses include, but are not limited to, *. In addition to reimbursing the invoiced amount, US Airways agrees to pay an administrative fee equal to * of the invoiced amount.

SECTION 5.13 PAYMENT OF FINAL INVOICE AND REIMBURSED EXPENSES

If US Airways owes Mesa per the calculation in Section 5.11 above, US Airways will pay the amount owed by wire transfer on the first business day of the next billing month. If Mesa owes US Airways per the calculation in Section 5.11 above, US Airways will take a credit for the amount due from Mesa on the wire transfer for the next billing month. If no amount is due to Mesa in the next billing month, then Mesa will pay via wire transfer the amount owed to US Airways on the first day of the next billing month. Further, US Airways will pay the invoice for reimbursed expenses via wire transfer on


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the first business day of the next billing month provided however, that the invoice was received ten days before the first of the next billing month.

SECTION 5.14 EXCLUSIVE EMBRAER ERJ-145 FLEET

The Aircraft assigned to fly under this Agreement are expected to be entirely ERJ-145 aircraft. Should Mesa's entire ERJ-145 aircraft be assigned to this Agreement, the following Pricing Model Variables will be reviewed and revised by mutual agreement.

a)       The "Actual Crew Ratio -- Pilots" variable

b)       The "Annual Wages Per Crew -- Pilots" variable

c)       The "Spare Parts Value -- Total RJ - Mesa" variable

d)       The "Owned Engine Value -- Total RJ - Mesa" variable

e)       The "Leased Engine Costs Per Month -- Total RJ - Mesa" variable

f)       The "ERJ Consignments Cost Per Month -- Total RJ - Mesa" variable


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Except as reflected above, the Agreement remains unchanged in all other respects. Upon its execution, this Third Amendment, together with the Agreement, will be the complete and binding understanding of the Parties with respect to the terms and conditions of the Agreement, as amended by the terms set forth herein.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

MESA AIRLINES, INC.                            US AIRWAYS, INC.




/S/ Michael Lotz                               /S/ N. Bruce Ashby
--------------------------------              ----------------------------------
By:  Michael Lotz                              By:      N. Bruce Ashby
Title:  President                              Title:   Senior Vice President,
                                                        Corporate Development


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